Semiannual Report

June 30, 2000

Limited-Term Bond Portfolio

Invest With Confidence(registered trademark)
T. Rowe Price

This report is authorized for distribu- tion only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc.,
Distributor


Dear Investor

Sharply rising interest rates and volatility in the equity markets heavily influenced bond behavior during the six months ended June 30, 2000. Although long-term Treasury bonds did better than expected, most fixed-income issues struggled through May. Only in June did rates begin to ease off, leading to a modest late-period rally for bonds in many categories.

Market Environment

     The interest rate environment was particularly challenging during the past half year. After a period of broad optimism, investors became concerned about economic overheating. First-quarter GDP growth steamed ahead at a 5.4% rate; at the same time, consumer demand rose 7% and business fixed investment rose 17%. The Fed indicated that it viewed these growth levels as unsustainable and inflationary, and indeed, signs of inflation became evident in labor costs and basic goods. The central bank responded by raising the federal funds target rate three times in the first half of 2000 by a total of 100 basis points (1%), the most recent move being a 50-basis-point hike on May 16. Since beginning its tightening program in early 1999, the Fed has raised short-term rates by 175 basis points, to 6.5%.

     Interest Rate Levels
     ---------------------------------------------------------------------------

                      Current          5-Year           2-Year
                      Coupon           Treasury         Treasury
                      GNMA             Note             Note

     6/30/99          7.27             5.76             5.61
                      7.61             5.75             5.59
                      7.77             5.71             5.61
     9/99             7.48             5.81             5.66
                      7.51             6.09             5.92
                      7.64             6.03             5.96
     12/99            7.83             6.33             6.22
                      8.14             6.63             6.48
                      8.01             6.59             6.54
     3/00             7.77             6.42             6.57
                      8.00             6.42             6.53
                      8.00             6.65             6.77
     6/30/00          7.77             6.25             6.44

     For the most part, the bond market has weakened in response to the Fed's rate hikes. As indicated in the chart, over the past year yields on both the five-year and the two-year Treasury notes climbed sharply prior to June 2000. Like other shorter-term securities, the two-year note actually fared worse than its intermediate-term counterpart. GNMA yields also rose, though to a lesser extent. Bond prices declined commensurately. High-yield issues were also weak, as investors were concerned that a slower economy might adversely affect this sector. After the late May rate hike, however, investors gained more confidence that the Fed would slow or even halt its tightening program. The renewed optimism helped bonds in many categories - including high yield - post significant rallies just in the month of June.

     One segment of the bond market broke with the pattern, however. After the start of 2000, prices of long-term Treasuries, which are normally very sensitive to rate increases, actually rose. The rally was due partly to investor confidence in the ability of the Fed to tame inflation, but also to supply and demand. Flush with higher-than-expected tax receipts, the Treasury has issued fewer long-term bonds and has begun a program to buy back a large number of existing securities. This decline in supply inspired some panic buying, as institutions rushed to stock up on Treasuries before the shortage became critical. It also coincided with a sharp pullback in the equity markets, which drove many stock investors to seek comfort in long-term Treasuries. As a result of this activity, the yield curve, which charts the yields on bonds of rising maturities, has flattened and even inverted.

     Investment-grade corporate bonds did not do as well as Treasuries and mortgage-backed bonds, but nonetheless produced modestly positive returns and outpaced lower-quality, high-yield issues. After reaching two-year highs in February, mortgage rates actually fell noticeably during the remainder of the period. One benefit of the higher yields on corporate and mortgage-backed bonds is that they now offer a significant advantage over similar-maturity Treasuries.


Performance and Strategy Review

     The Fed's rate hikes had a harsh effect on shorter-term securities, making it difficult for your fund to make much headway. Nonetheless, a June rebound helped it to produce a positive six-month return of 3.03%, which outpaced both the Lipper group average and the Merrill Lynch 1-5 Year U.S. Corporate and Government Index. We were pleased with this result because we fell behind these benchmarks in the previous six-month period, as reflected in 12-month performance. Dividends per share rose only slightly, but with the share price remaining unchanged from December 31, income accounted for all of fund performance.


     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 6/30/00                             6 Months    12 Months
     ---------------------------------------------------------------------------

     Limited-Term
     Bond Portfolio                                        3.03%        4.06%

     Merrill Lynch 1-5 Year
     U.S. Corporate and
     Government Index                                      2.98         4.57

     Lipper Variable Annuity
     Underlying Short
     Intermediate Investment-
     Grade Debt Funds Average                              2.67         4.20

     Our relative performance improved in the half year primarily because, near the end of last year, we took steps to reduce interest rate exposure. At that time, we had reduced effective duration (a measure of sensitivity to movements in interest rates) from 3.2 years as of June 30, 1999, to 2.8 years. That duration level was approximately neutral compared with our peers. As the current period wore on, we focused on keeping rate-sensitivity stable (duration at June 30, 2000, was 2.7 years) while maximizing yield. This effort provided increased protection against principal loss while still allowing us to outperform our peers.

     Corporate bonds became a less attractive investment for us this year. Generally speaking, we believe that cost pressures may begin to threaten corporate balance sheets because rapid economic growth has resulted in higher production costs without the flexibility to pass those costs through to consumers. We have seen corporate profit margins come under pressure, increasing the likelihood that credit quality will erode. Corporate bonds - particularly lower-rated issues - have at times been hurt by deteriorating liquidity and declining prices. Therefore, we reduced corporate holdings from 47% of assets to 41% mainly by selling underperforming sectors, such as consumer products, but also by trimming industrials and financials where risk appeared to have risen modestly. To keep yield competitive, the proceeds of these sales were deployed into AAA rated mortgage-backed securities, which enjoyed strong relative performance for most of the period.

     Quality diversification reflected our preference for high quality. The percentage of assets in AAA securities rose from 38% to 43% of assets, while A holdings climbed from 22% to 25%. Our stake in BBB rated issues - the lowest region of investment grade - fell from 21% to 15%, and we eliminated all noninvestment-grade holdings. These moves were a positive considering the underperformance of these issues. Average portfolio credit quality remained at a solid AA.

     As inflation pressures have grown, we have increased our small but strategic allocation to Treasury inflation-protected securities (TIPS). Our holdings now stand at 3% of assets. These securities have a lower coupon than traditional Treasuries, but their principal adjusts upward at the rate of inflation to provide a stable real return. They act as a good inflation hedge for short-term investors, and we expect that we will continue to use TIPS as long as the threat of rising inflation lingers.


Outlook

     While the Fed seems to have been effective in easing inflationary risks thus far, we are not out of the interest rate woods yet. Further rate hikes remain a possibility later in the year, although the pace of tightening may not be as rapid. With rates higher and the economy's growth slowing, corporate profits may be pinched. We therefore expect to take a cautious approach, limiting interest rate exposure where possible. We will also try to strike a balance between maintaining high credit quality and seeking out higher-yielding bonds, which we think will provide good returns while limiting risk.

     Respectfully submitted,


     Edward A. Wiese
     President

     July 25, 2000


Portfolio Highlights

Key Statistics
--------------------------------------------------------------------------------

                                                                     Periods
                                                                       Ended
                                                                     6/30/00

Dividend Yield*

  6 months                                                              6.04%

  12 months                                                             5.97

Dividend Per Share

  6 months                                                              0.14

  12 months                                                             0.28

30-Day Standardized Yield                                               6.44%

Change in Price Per Share

  6 months (from $4.79 to $4.79)                                        0.00

  12 months (from $4.88 to $4.79)                                      -0.09

Weighted Average Maturity (years)                                        3.4

Weighted Average Effective Duration (years)                              2.7

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.


Quality Diversification
--------------------------------------------------------------------------------

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                       12/31/99      6/30/00

  Quality Rating*
     AAA                                                     38%          43%

     AA                                                      17           17

     A                                                       22           25

     BBB                                                     21           15

     BB                                                       2           --

Weighted Average Quality                                     AA           AA

*Based on T. Rowe Price research.


Portfolio Highlights

Sector Diversification
--------------------------------------------------------------------------------

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                       12/31/99      6/30/00

Corporate Bonds and Notes                                    47%          41%

     Banking and Finance                                     12           10

     Consumer Products and Services                          11            9

     Industrial                                               9            7

     Utilities                                                7            6

     Media and Communications                                 3            4

     Transportation                                           4            4

     All Other                                                1            1

     Asset-Backed Securities                                 14           15

Mortgage-Backed Securities                                   18           22

U.S. Government Obligations                                  18           19

     U.S. Treasuries                                         11           15

     Government Agency Obligations                            7            4

Money Market Funds                                            2            3

Other Assets Less Liabilities                                 1           --
--------------------------------------------------------------------------------

Total                                                       100%         100%
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Limited-Term Bond Portfolio
--------------------------------------------------------------------------------

As of 6/30/00

                                                      Merrill Lynch
                           Limited-Term               1-5 Year U.S.
                           Bond                       Corporate and
                           Portfolio                  Government Index

5/13/94                    10,000                     10,000
6/94                       10,046                     10,079
6/95                       10,814                     10,975
6/96                       11,215                     11,558
6/97                       11,941                     12,349
6/98                       12,813                     13,279
6/99                       13,311                     13,939
6/30/2000                  13,851                     14,576


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Limited-Term Bond Portfolio

Periods Ended 6/30/00

                                                          Since      Inception
         1 Year         3 Years        5 Years        Inception           Date
--------------------------------------------------------------------------------

          4.06%           5.07%          5.08%            5.46%        5/13/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights

T. Rowe Price Limited-Term Bond Portfolio
Unaudited

                           For a share outstanding throughout each period
                     -----------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95

NET ASSET VALUE
Beginning of period  $   4.79  $   5.02  $   4.96  $   4.93  $   5.06  $   4.92

Investment activities
 Net investment
 income (loss)           0.14      0.27      0.28      0.29      0.29      0.33
 Net realized and
 unrealized
 gain (loss)             --       (0.23)     0.07      0.03     (0.13)     0.14

 Total from
 investment activities   0.14      0.04      0.35      0.32      0.16      0.47

Distributions
 Net investment income  (0.14)    (0.27)    (0.28)    (0.29)    (0.29)    (0.33)
 Net realized gain       --        --       (0.01)     --        --        --

 Total distributions    (0.14)    (0.27)    (0.29)    (0.29)    (0.29)    (0.33)

NET ASSET VALUE
End of period        $   4.79  $   4.79  $   5.02  $   4.96  $   4.93  $   5.06
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)         3.03%     0.84%     7.28%     6.74%     3.26%     9.88%

Ratio of total
expenses to average
net assets             0.70%!     0.70%     0.70%     0.70%     0.70%     0.70%

Ratio of net investment
income (loss) to
average net assets     6.02%!     5.54%     5.58%     5.91%     5.83%     6.60%

Portfolio
turnover rate          56.3%!     36.2%     50.9%     48.7%     97.7%     73.7%

Net assets,
end of period
(in thousands)       $ 62,628  $ 53,148  $ 46,235  $ 24,280  $ 12,312  $  3,966

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        !  Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets

T. Rowe Price Limited-Term Bond Portfolio
June 30, 2000 (Unaudited)

                                                     Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

CORPORATE BONDS AND NOTES  40.8%

Banking and Finance  11.8%

ABN AMRO Bank (Chicago)
  Gtd. Sub. Notes
     7.25%, 5/31/05                                         410          408

AIG Sunamerica Global Financing
  Sr. Notes, (144a)
     7.40%, 5/5/03                                          550          551

American General Finance
  5.875%, 7/1/00                                            125          125

Banco Generale, (144a)
  7.70%, 8/1/02                                             300          288

CIT Group, 5.50%, 2/15/04                                   550          508

Finova Capital, MTN
  5.98%, 2/27/01                                             85           81

First USA Bank, 7.00%, 8/20/01                               85           85

General Electric Capital, MTN
  7.50%, 5/15/05                                            550          557

Hewlett Packard
  7.15%, 6/15/05                                            650          652

HSBC Finance Nederland
  Sub. Gtd. Notes, (144a)
     7.40%, 4/15/03                                         190          189

Inter-American Development Bank
  6.375%, 10/22/07                                          200          191

Kansallis Osake Pankki (New York)
  Sub. Notes, 10.00%, 5/1/02                                400          416

Marsh and McLennan
  Sr. Notes, 6.625%, 6/15/04                                550          531

MBNA, Sub. Notes
  7.25%, 9/15/02                                            185          182

Mercantile Safe Deposit & Trust
  6.53%, 7/3/00                                             200          200

Merrill Lynch
  MTN, 6.81%, 6/13/02                                       275          272

  7.00%, 3/15/06                                            275          266

Morgan Guaranty Trust
  Sub. Notes
     7.375%, 2/1/02                                         135          135

Morgan Stanley Dean Witter
  7.75%, 6/15/05                                            600          605

Penske Truck Leasing
  6.65%, 11/1/00                                            150          150

Provident Bank, Sub. Notes
  7.125%, 3/15/03                                           275          266

Republic of New York
  8.875%, 2/15/01                                           200          202

Salomon Smith Barney Holdings
  7.30%, 5/15/02                                            350          349

Union Planters, Sub. Notes
  6.25%, 11/1/03                                            200          189

                                                                       7,398

Consumer Products and Services  8.1%

Beckman Instruments, Sr. Notes
  7.10%, 3/4/03                                             385          370

Coca Cola Femsa,
  8.95%, 11/1/06                                            220          219

Comcast Cable Communications
  6.20%, 11/15/08                                           440          396

Dayton Hudson,
  6.625%, 3/1/03                                            200          197

Federated Department Stores
  Sr. Notes, 8.125%, 10/15/02                               550          555

Grand Metropolitan Investment
  Zero Coupon, 1/6/04                                       825          641

Johnson & Johnson
  6.625%, 9/1/09                                            470          455

Nabisco, 6.125%, 2/1/33                                     290          275

Pepsico, MTN, 5.75%, 1/2/03                                 300          290

Sony, 6.125%, 3/4/03                                        425          415

Viacom, 6.75%, 1/15/03                                      210          206

Wal-Mart Stores
  6.55%, 8/10/04                                            825          812

Watson Pharmaceuticals
  7.125%, 5/15/08                                           260          233

                                                                       5,064

Energy  0.7%

PDV America, 7.875%, 8/1/03                                 220          206

YPF Sociedad Anonima
  7.25%, 3/15/03                                            235          227

                                                                         433

Industrials  6.7%

Caterpillar Financial Services
  6.875%, 8/1/04                                            550          536

DaimlerChrysler, 7.125%, 3/1/02                             550          549

Eaton Offshore, 9.00%, 2/15/01                              370          374

Ford Motor Credit
  7.50%, 3/15/05                                            275          274

Lockheed, 6.75%, 3/15/03                                    245          238

Northrop Grumman
  8.625%, 10/15/04                                          300          308

Parker Hannifin, MTN
  5.65%, 9/15/03                                            550          522

Toyota Motor Credit
  5.625%, 11/13/03                                          550          527

United Technologies
  6.625%, 11/15/04                                          550          537

Waste Management
  6.625%, 7/15/02                                           340          325

                                                                       4,190

Media and Communications  4.1%

360 Communications
  Sr. Notes
     7.125%, 3/1/03                                         550          543

Deutsche Telekom
  International Finance
     7.75%, 6/15/05                                         600          605

Sprint Capital, 5.70%, 11/15/03                             410          387

U.S. West Capital Funding
  6.875%, 8/15/01                                           550          546

Vodafone AirTouch, (144a)
  7.625%, 2/15/05                                           485          487

                                                                       2,568

Transportation  3.7%

Amerco, Sr. Notes
  8.80%, 2/4/05                                             550          522

CSX, 9.50%, 8/1/00                                          150          150

Delta Air Lines, 7.90%, 12/15/09                            330          309

ERAC USA Finance, (144a)
  6.375%, 5/15/03                                           200          192

GATX Capital, 6.875%, 11/1/04                               275          260

Norfolk Southern
  6.95%, 5/1/02                                             550          545

  7.875%, 2/15/04                                           145          146

Northwest Airlines
  8.375%, 3/15/04                                           210          194

                                                                       2,318

Utilities  5.7%

CE Electric UK Funding
  Sr. Notes, (144a)
     6.853%, 12/30/04 ^+                                    330          322

Cleveland Electric
  7.19%, 7/1/00                                             210          210

Entergy Mississippi
  6.45%, 4/1/08                                             380          346

National Rural Utilities
  5.00%, 10/1/02                                            550          523

Niagara Mohawk
  7.375%, 7/1/03                                            276          272

  Sr. Notes, 7.25%, 10/1/02                                 275          272

Pacific Gas & Electric
  1st Mtg. Bonds
     8.75%, 1/1/01                                          235          237

Potomac Capital Investment, (144A)
  MTN, 7.55%, 11/19/01                                      275          274

Public Service Electric & Gas
  1st Mtg. Bonds, 8.875%, 6/1/03                            260          259

  1st Ref. Mtg. Bonds
  6.25%, 1/1/07                                              75           69

Utilicorp United, Sr. Notes
  7.00%, 7/15/04                                            550          526

Williams, 6.125%, 2/15/12                                   260          253

                                                                       3,563

Total Corporate Bonds and Notes
(Cost $26,156)                                                        25,534


ASSET-BACKED SECURITIES  15.4%

Advanta Equipment
  Receivables, 7.56%, 2/15/07                               361          361

Banc One Auto Grantor Trust
  6.27%, 11/20/03                                            46           46

BMW Vehicle Owner Trust
  6.54%, 4/25/04                                            550          543

California Infrastructure
  6.38%, 9/25/08                                            600          579

  6.42%, 9/25/08                                            500          484

Comed Transitional Funding
  Trust, 5.44%, 3/25/07                                     670          627

Dayton Hudson Credit Card
  Master Trust, 5.90%, 5/25/06                              550          529

EQCC Home Equity Loan
  Trust, 6.159%, 4/15/08                                    375          361

Fingerhut Master Trust
  6.07%, 2/15/05                                            380          378

First USA Secured Note Trust
  6.50%, 1/18/06                                            550          532

Harley Davidson Eaglemark
  5.94%, 2/15/04                                            127          126

  6.35%, 10/15/02                                             9            9

Heller Equipment Asset Trust
  6.65%, 3/14/04                                            550          543

MBNA Credit Card Trust
  7.45%, 4/16/07                                            275          270

  7.90%, 7/16/07                                            550          548

MMCA Automobile Trust
  6.80%, 8/15/03                                            550          550

New Holland Equipment
  (144a), 6.80%, 12/15/07  ^+                               550          534

Onyx Acceptance
  5.83%, 3/15/04                                            550          540

Peco Energy
  5.63%, 3/1/05                                             330          321

Residential Accredit Loans
  7.25%, 11/25/27                                           534          511

Saxon Asset Securities Trust
  6.73%, 2/25/27                                            600          585

WFS Financial Owner Trust
  7.41%, 9/20/07                                            550          550

Yamaha Motor Master Trust
  6.20%, 5/15/03                                            100          100

Total Asset-Backed Securities
(Cost $9,799)                                                          9,627


U.S. GOVERNMENT OBLIGATIONS/AGENCIES  18.5%

U.S. Government Agency Obligations  3.9%

Federal Home Loan Banks
  5.625%, 3/19/01                                           700          694

Federal National Mortgage Assn.
  4.625%,10/15/01                                           825          802

  6.375%, 6/15/09                                           451          428

  7.65%, 10/6/06                                            320          318

U.S. Department Housing &
  Urban Development
     6.49%, 8/1/07                                          215          211

                                                                        2453

U.S. Treasury Obligations  14.6%

U.S. Treasury Inflation-Indexed Notes
  3.625%, 7/15/02                                         1,737        1,725

U.S. Treasury Notes
  4.25%, 11/15/03                                         3,550        3,333

  6.50%, 10/15/06                                           900          911

  7.25%, 5/15/04                                          3,100        3,197

                                                                       9,166

Total U.S. Government Obligations/Agencies
(Cost $11,699)                                                        11,619


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  18.7%

U.S. Government Agency Obligations                                      12.6%

Federal Home Loan Mortgage
  6.00%, 2/15/08 - 5/15/16                                2,761        2,709

  6.40%, 1/15/08                                            550          543

  7 year balloon, 6.50%, 5/1/05                             845          825

  REMIC
  5.75%, 6/15/10                                          1,014        1,001

  6.00%, 8/15/06 - 1/15/08                                  956          934

  6.50%, 4/15/21                                            550          540

Federal National Mortgage Assn.
  6.00%, 1/1/14                                             435          411

  9.00%, 5/1/05                                             148          150

  CMO, 9.00%, 1/25/08                                       750          772

                                                                       7,885

U.S. Government Guaranteed Obligations  6.1%

Government National Mortgage Assn.
  I
  6.50%, 5/15/09                                            282          276

  7.00%, 9/15/12 - 4/15/13                                2,841        2,810

  8.00%, 5/15/07                                            673          676

  10.00%, 11/15/09 - 4/15/19                                 48           51

                                                                       3,813

Total U.S. Government Mortgage-Backed
Securities (Cost $11,865)                                             11,698


NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  2.8%

GMAC Commercial
  Mortgage Securities
     6.15%, 5/15/35                                         493          471

LB Commercial Conduit
  Mortgage Trust, 6.41%, 8/15/07                            632          607

Prudential Securities
  6.074%, 1/15/08                                           700          664

Total Non-U.S. Government Mortgage-Backed
Securities (Cost $1,810)                                               1,742


MUNICIPAL BONDS  0.1%

Taxable Municipal  0.1%

University of Miami
  6.90%, 4/1/04                                              60           59

Total Municipal Bonds (Cost $60)                                          59

MONEY MARKET FUNDS  3.5%

Reserve Investment Fund, 6.68% #                          2,202        2,202

Total Money Market Funds (Cost $2,202)                                 2,202

Total Investments in Securities

99.8% of Net Assets (Cost $63,591)                                    62,481

Other Assets Less Liabilities                                            147

NET ASSETS                                                            62,628
                                                                      ------

Net Assets Consist of:

Accumulated net investment income -
net of distribution                                                      (22)

Accumulated net realized gain/loss -
net of distributions                                                    (794)

Net unrealized gain (loss)                                            (1,110)

Paid-in-capital applicable to 13,084,698
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                                64,554

NET ASSETS                                                            62,628
                                                                      ------

NET ASSET VALUE PER SHARE                                               4.79
                                                                        ----

    ^  Private Placement
    + Securities contain some restrictions as to public resale - total of such securities at period-end amounts to 1.4% of net assets.
    #  Seven-day yield
  CMO  Collateralized Mortgage Obligation
  MTN  Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 4.5% of net assets.

The accompanying notes are an integral part of these financial statements.


Statement of Operations

Unaudited
T. Rowe Price Limited-Term Bond Portfolio
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/00

Investment Income (Loss)

Income
  Interest income                                                      1,999

Expenses
  Investment management and administrative                               208

Net investment income (loss)                                           1,791

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                  (628)
Change in net unrealized gain or loss on securities                      616

Net realized and unrealized gain (loss)                                  (12)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 1,779
                                                                       -----

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets

Unaudited
T. Rowe Price Mid-Cap Growth Portfolio
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment
  income (loss)                                           1,791        2,809
  Net realized gain (loss)                                 (628)        (226)
  Change in net unrealized
  gain or loss                                              616       (2,139)

  Increase (decrease) in net
  assets from operations                                  1,779          444

Distributions to shareholders
  Net investment income                                  (1,791)      (2,809)

Capital share transactions *
  Shares sold                                            14,219       18,783
  Distributions reinvested                                1,791        2,806
  Shares redeemed                                        (6,518)     (12,311)

  Increase (decrease) in net
  assets from capital
  share transactions                                      9,492        9,278

Net Assets

Increase (decrease) during period                         9,480        6,913
Beginning of period                                      53,148       46,235

End of period                                            62,628       53,148
                                                         -------------------

*Share information
  Shares sold                                             2,980        3,820
  Distributions reinvested                                  377          575
  Shares redeemed                                        (1,370)      (2,512)

  Increase (decrease) in
  shares outstanding                                      1,987        1,883

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

T. Rowe Price Limited-Term Bond Portfolio
June 30, 2000 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The fund seeks a high level of income consistent with moderate price fluctuation by investing primarily in short-and intermediate-term investment-grade debt securities. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts - Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $13,095,000 and $11,701,000, respectively, for the six months ended June 30, 2000. Purchases and sales of U.S. government securities aggregated $12,147,000 and $4,554,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1999, the fund had capital loss carryforwards for federal income tax purposes of $155,000, all of which expires in 2007.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $63,591,000. Net unrealized loss aggregated $1,110,000 at period-end, of which $103,000 related to appreciated investments and $1,213,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $63,000 was payable at June 30, 2000. The fee, computed daily and paid monthly, is equal to 0.70% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $48,000 and are reflected as interest income in the accompanying Statement of Operations.